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                                                                  Exhibit 10.2.2


                             SECOND AMENDMENT TO THE

                              TAX SHARING AGREEMENT


This Second Amendment of the Tax Sharing Agreement dated March 4, 1997 (the "Agreement") is entered into by and between Nationwide Mutual Insurance Company, an Ohio mutual company ("Nationwide") and any corporation that is, or may hereafter be, a subsidiary of Nationwide and become a party hereto as contemplated by Section 8 of the Agreement (collectively, the "Subsidiaries").

WHEREAS, Nationwide and the Subsidiaries did enter into the Agreement on March 4, 1997, and amended the Agreement on December 15, 1997, with the intent to define the method for allocating the tax liability of the Group, as that term is defined in the Agreement; and

WHEREAS, Nationwide and the Subsidiaries wish to further amend the Agreement, effective as of the effective date of the Agreement;

NOW, THEREFORE, the Agreement is amended as follows:

1.       Section 4 of the Agreement is hereby amended and restated to read:

                  Section 4. PAYMENT OF TAX LIABILITY. For each Tax Year, each Subsidiary will pay to Nationwide an amount equal to the federal income tax liability attributable to such Subsidiary for such Tax Year within sixty (60) days following the filing of the consolidated federal income tax return of the Group.

2. The final sentence of the first paragraph of Section 5 is amended and restated to read:

         Estimated payments will be made by the Subsidiary to Nationwide within ninety (90) days of the due date of the corresponding estimated payments by Nationwide, even if no such payment by Nationwide is required at that time.

3.       Section 6 is amended and restated to read:

                  Section 6. REFUNDS. If, on the basis of the computation made by Nationwide in accordance with Section 4 hereof, any Subsidiary is entitled to a federal income tax refund taking into account all facts in existence at the time of such determination, but excluding any tax attributes of the Subsidiary which have been utilized by the Group and for which the Subsidiary has been previously compensated, Nationwide shall pay such Subsidiary the amount of the federal income tax refund within ninety (90) days following the filing of the consolidated federal income tax return of the


                                                                               1
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         Group.

4.       The second sentence of Section 7 is amended and restated to read:

                  Payments shall be made within ninety (90) days of any corresponding payments to the Internal Revenue Service or the receipt of any refund from the Internal Revenue Service.

5.       A new Section 14 is added to read:

                  Section 14. RECORD RETENTION. Nationwide will retain copies of all tax returns, related schedules and work papers, and all material records and other documents in connection with the provisions of this Agreement until the expiration of the statute of limitations (including extensions) for the taxable years to which such tax returns and other documents relate and until the final determination of any payments which may be required in respect of such years under this Agreement. Each Subsidiary also shall retain copies of all such tax returns and other documents as may be required by applicable laws and regulations.

In all other respects, the Agreement is hereby ratified and affirmed by the parties hereto. This Amendment may be executed in any number of counterparts all of which shall be considered one original.

IN WITNESS WHEREOF, the parties hereto have caused this Tax Sharing Agreement to be duly executed and delivered as of October 1, 1998.


                             NATIONWIDE MUTUAL INSURANCE COMPANY



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             AFFILIATE AGENCY, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


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                             AFFILIATE AGENCY OF OHIO, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             THE BEAK AND WIRE CORPORATION



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             CALIFORNIA CASH MANAGEMENT COMPANY



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             COLONIAL INSURANCE COMPANY OF WISCONSIN



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel
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                             FINANCIAL HORIZONS DISTRIBUTORS AGENCY OF
                             ALABAMA, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             FINANCIAL HORIZONS DISTRIBUTORS AGENCY OF
                             OHIO, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             FINANCIAL HORIZONS DISTRIBUTORS AGENCY OF
                             OKLAHOMA, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             FINANCIAL HORIZONS DISTRIBUTORS AGENCY OF
                             TEXAS, INC.



                             By:__________________________________
                                Robert W. Wendel
                                President
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                             FINANCIAL HORIZONS SECURITIES CORP.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             GATES, MCDONALD & COMPANY



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             GATES, MCDONALD & COMPANY OF NEVADA



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             GATES, MCDONALD & COMPANY OF NEW YORK, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel
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                             GATESMCDONALD HEALTH PLUS, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             INSURANCE INTERMEDIARIES, INC.



                             By:__________________________________
                                R. Lee Ayotte
                                President


                             LANDMARK FINANCIAL SERVICES OF NEW YORK, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             LONE STAR GENERAL AGENCY, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel
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                             MRM INVESTMENTS, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             NWE, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             NATIONAL CASUALTY COMPANY



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             NATIONAL PREMIUM & BENEFIT ADMINISTRATION COMPANY



                             By:__________________________________
                                Gordon E. McCutchan
                                Executive Vice President-Law and Corporate
                                Services and Secretary
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                             NATIONWIDE ADVISORY SERVICES, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             NATIONWIDE AGENCY, INC.



                             By:__________________________________
                                Gordon E. McCutchan
                                Secretary


                             NATIONWIDE AGRIBUSINESS INSURANCE COMPANY



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             NATIONWIDE CASH MANAGEMENT COMPANY



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel
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                             NATIONWIDE COMMUNITY URBAN REDEVELOPMENT
                             CORPORATION



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             NATIONWIDE CORPORATION



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             NATIONWIDE FINANCIAL INSTITUTIONS DISTRIBUTORS AGENCY, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             NATIONWIDE FINANCIAL SERVICES, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel
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                             NATIONWIDE GENERAL INSURANCE COMPANY



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             NATIONWIDE HMO, INC.



                             By:__________________________________
                                Gordon E. McCutchan
                                Secretary


                             NATIONWIDE INDEMNITY COMPANY



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             NATIONWIDE INVESTMENT SERVICES CORPORATION



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel
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                             NATIONWIDE INVESTORS SERVICES, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             NATIONWIDE LIFE INSURANCE COMPANY



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             NATIONWIDE MANAGEMENT SYSTEMS, INC.



                             By:__________________________________
                                Gordon E. McCutchan
                                Secretary
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                             NATIONWIDE PROPERTY AND CASUALTY INSURANCE COMPANY



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             NEA VALUEBUILDER INVESTOR SERVICES, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             NEA VALUEBUILDER INVESTOR SERVICES OF ALABAMA, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             NEA VALUEBUILDER INVESTOR SERVICES OF ARIZONA, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel
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                             NEA VALUEBUILDER INVESTOR SERVICES OF MONTANA, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             NEA VALUEBUILDER INVESTOR SERVICES OF NEVADA, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             NEA VALUEBUILDER INVESTOR SERVICES OF OHIO, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             NEA VALUEBUILDER INVESTOR SERVICES OF OKLAHOMA,
                             INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel
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                             NEA VALUEBUILDER INVESTOR SERVICES OF TEXAS, INC.



                             By:__________________________________
                                Robert W. Wendel
                                President


                             NEA VALUEBUILDER INVESTOR SERVICES OF WYOMING, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             NEA VALUEBUILDER SERVICES INSURANCE AGENCY, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             PEBSCO OF MASSACHUSETTS INSURANCE AGENCY, INC.



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel
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                             PEBSCO OF TEXAS, INC.



                             By:__________________________________
                                Robert W. Wendel
                                President


                             PUBLIC EMPLOYEES BENEFIT SERVICES CORPORATION



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             PUBLIC EMPLOYEES BENEFIT SERVICES CORPORATION OF ALABAMA



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             PUBLIC EMPLOYEES BENEFIT SERVICES CORPORATION OF ARKANSAS



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel
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                             PUBLIC EMPLOYEES BENEFIT SERVICES CORPORATION OF
                             MONTANA



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             PUBLIC EMPLOYEES BENEFIT SERVICES CORPORATION OF NEW MEXICO



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             SCOTTSDALE INDEMNITY COMPANY



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             SCOTTSDALE INSURANCE COMPANY



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel
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                             SCOTTSDALE SURPLUS LINES INSURANCE COMPANY



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel


                             TIG COUNTRYWIDE INSURANCE COMPANY



                             By:__________________________________
                                W. Sidney Druen
                                Senior Vice President and General Counsel